Receivables Monetization	12 Months Ended
Dec. 31, 2012
Receivables Monetization [Abstract]
Receivables Monetization

Note 17: Receivables Monetization

NBCUniversal monetizes certain of its accounts receivable under programs with a syndicate of banks. We account for receivables monetized through these programs as sales in accordance with the appropriate accounting guidance. We receive deferred consideration from the assets sold in the form of a receivable, which is funded by residual cash flows after the senior interests have been fully paid. The deferred consideration is included in receivables, net at its initial fair value, which reflects the net cash flows we expect to receive related to these interests. The accounts receivable we sold that underlie the deferred consideration are generally short-term in nature and, therefore, the fair value of the deferred consideration approximated its carrying value as of December 31, 2012.

NBCUniversal is responsible for servicing the receivables and remitting collections to the purchasers under the monetization programs. NBCUniversal performs this service for a fee that is equal to the prevailing market rate for such services. As a result, no servicing asset or liability has been recorded on our consolidated balance sheet as of December 31, 2012 and 2011. These servicing fees are a component of net (loss) gain on sale, which is presented in the table below.

Effect on Income from Receivables Monetization and Cash Flows on Transfers
Year ended December 31 (in millions)	2012	2011
Interest (expense)	$(12)	$-
Net (loss) gain on sale(a)	$(1)	$(36)
Net cash proceeds (payments) on transfers(b)	$(86)	$(237)

  Net (loss) gain on sale is included in other income (expense), net in our consolidated statement of income.
  Net cash proceeds (payments) on transfers are included within net cash provided by operating activities in our consolidated statement of cash flows.

Receivables Monetized and Deferred Consideration
December 31 (in millions)	2012	2011
Monetized receivables sold	$791	$961
Deferred consideration	$274	$268

In addition to the amounts presented above, we had $882 million and $781 million payable to our monetization programs as of December 31, 2012 and 2011, respectively. These amounts represent cash receipts that were not yet remitted to the monetization programs as of the balance sheet date and are recorded to accounts payable and accrued expenses related to trade creditors.